UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Other Exhibits

(c) Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release issued by Essex Property Trust, Inc. dated May 17, 2004
99.2	Supplemental Information

Item 12. Results of Operations and Financial Condition

On May 17, 2004, Essex Property Trust, Inc. (the "Company") issued a press release announcing the Company's earnings for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety. The Company also released certain supplemental information which is attached hereto as Exhibit 99.2 and incorporated by reference herein in its entirety.

The information in this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2004

Essex Property Trust, Inc.

By:	/s/ Michael J. Schall

Michael J. Schall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1 * PDF	Press Release issued by Essex Property Trust, Inc. dated May 17, 2004.
99.2 * PDF	Supplemental Information

*    Also provided in PDF format as a courtesy.